UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

KKR Private Equity Conglomerate LLC
(Exact name of registrant as specified in its charter)

Delaware	000-56540	88-4368033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Yards, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 750-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 30, 2024, KKR Private Equity Conglomerate LLC (the “Company”) entered into an Amended and Restated Management Agreement (the “A&R Management Agreement”) with KKR DAV Manager LLC (the “Manager”).

The amendment and restatement effects certain changes, including, among other things, giving effect to the amended conversion terms of the Company’s Class R-S Shares, Class R-D Shares, Class R-U Shares and Class R-I Shares as set forth in the Fourth A&R LLCA (as defined below).

The foregoing summary description of the A&R Management Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Management Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Fourth Amended and Restated Limited Liability Company Agreement

On May 30, 2024, the Fourth Amended and Restated Limited Liability Company Agreement (the “Fourth A&R LLCA”) of the Company was executed, which amended and restated the Company’s Third Amended and Restated Limited Liability Company Agreement, dated as of December 14, 2023.

The amendment and restatement effects certain changes, including, among other things, extending the period during which sales by intermediaries are measured for purposes of determining the conversion of the Company’s Class R-S Shares, Class R-U Shares and Class R-I Shares from twelve months to seventeen months since the initial offering of such shares.

The foregoing summary description of the Fourth A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the Fourth A&R LLCA, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 29, 2024, by a written consent, KKR Group Assets Holdings III L.P., the Company’s sole Class G Member, approved the Fourth A&R LLCA described under Item 5.03 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Fourth Amended and Restated Limited Liability Company Agreement
10.1	Amended and Restated Management Agreement
104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR PRIVATE EQUITY CONGLOMERATE LLC

By:	/s/ Sung Bum Cho
	Name:	Sung Bum Cho
	Title:	General Counsel & Secretary

Date: May 31, 2024